SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 18, 2002
                                                 ---------------------


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       NEW JERSEY                   001-11906                  22-2378738
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE             (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)               IDENTIFICATION NO.)



80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY                              07004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-1819
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER  EVENTS.

On June 18, 2002, the registrant issued the press release attached as Exhibit 99.1.

On June 19, 2002, the registrant issued the press release attached as Exhibit 99.2.

The registrant's amended forbearance agreement with its lenders is attached as
Exhibit 99.3.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

(c) The following exhibits are filed herewith:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
Exhibit 99.1     Press Release of Measurement Specialties, Inc. dated June 18,
                 2002.

Exhibit 99.2     Press Release of Measurement Specialties, Inc. dated June
                 19, 2002.

Exhibit 99.3 Forbearance Letter Agreement, dated April 17, 2002 (as amended by the Letter Agreements dated May 17, 2002 and May 31, 2002), between the registrant and First Union National Bank, as agent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MEASUREMENT SPECIALTIES, INC.

Date:  June 21, 2002                   By:  /s/ Joseph R. Mallon, Jr.
                                            ------------------------------------
                                            Joseph R. Mallon, Jr.
                                            Chairman


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